UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2009

MAGYAR BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51726	20-4154978
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

400 Somerset Street, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (732) 342-7600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

Change in Independent Registered Public Accounting Firm

On October 1, 2009, Magyar Bancorp, Inc. (the “Company”) was notified that the audit practice of Beard Miller Company LLP (“Beard”) an independent registered public accounting firm, was combined with ParenteBeard, LLC (“ParenteBeard”) in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. On October 1, 2009, Beard resigned as the auditors of the Company and, on October 2, 2009, with the approval of the Audit Committee of the Company’s Board of Directors, ParenteBeard was engaged as its independent registered public accounting firm.

Prior to engaging ParenteBeard, the Company did not consult with ParenteBeard regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by ParenteBeard on the Company’s financial statements, and ParenteBeard did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Since being initially engaged as the Company’s independent registered public accounting firm on June 5, 2009, Beard has not issued any reports regarding the Company’s financial statements at any date or for any period.

During the period from initial engagement through October 1, 2009, the date of resignation, there were no disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard, would have caused them to make reference to such disagreement in any future reports.

The Company provided Beard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Beard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 2, 2009, is filed as Exhibit 16 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits

(a)                      Financial Statements of businesses acquired.  Not Applicable.

(b)                      Pro forma financial information.  Not Applicable.

(c)                      Shell Company Transactions. Not Applicable

(d)                      Exhibits.

   The following Exhibit is attached as part of this report:

16	Letter dated October 2, 2009 from Beard Miller Company LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGYAR BANCORP, INC.

DATE: October 5, 2009	By:	/s/ Elizabeth E. Hance
Elizabeth E. Hance
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter dated October 2, 2009 from Beard Miller Company LLP to the Securities and Exchange Commission.